Convertible Loans from Shareholders	6 Months Ended
Jun. 30, 2012
Convertible Loans From Shareholders Abstract
Convertible Loans from Shareholders
NOTE 3 - Convertible Loans from Shareholders

On June 5, 2012 and on June 7, 2012, respectively, Messrs. Izhak Tamir, the President of the Company and a member in its board of directors, and Eric Paneth, the CEO of the Company and a member in its board of directors, each provided an unsecured loan to the Company in the amount of $200,000, which would be converted into ordinary shares in an equity offering as part of the satisfaction of their commitments described in the signed arrangement with note holders, dated July 2, 2012. The loans do not bear interest, are subordinated to all of the Company obligations pursuant to the Series A notes and Series B notes and may be repaid only after the note holders have been fully repaid.